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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2003


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-10434                 13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


     PLEASANTVILLE, NEW YORK                             10570-7000
(Address of principal executive offices)                 (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000

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ITEM 5.  OTHER EVENTS.

        On February 25, 2003, Thomas O. Ryder, Chairman and Chief Executive Officer, gave a presentation regarding business developments at The Reader's Digest Association, Inc. at the Merrill Lynch Advertising, Publishing and Education Conference in New York City.

         Filed herewith are the following Exhibits:

     99.1 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, on February 25, 2003 at the Merrill Lynch Advertising, Publishing and Education Conference.

     99.2 Presentation delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, on February 25, 2003 at the Merrill Lynch Advertising, Publishing and Education Conference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable


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(c)      EXHIBITS

         NUMBER                                      DESCRIPTION
         ------                                      -----------

         99.1 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, on February 25, 2003 at the Merrill Lynch Advertising, Publishing and Education Conference.

         99.2 Presentation delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, on February 25, 2003 at the Merrill Lynch Advertising, Publishing and Education Conference.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                       (Registrant)


Date:  February 25, 2003
                                                /s/    MICHAEL A. BRIZEL
                                               --------------------------------
                                                       MICHAEL A. BRIZEL
                                                   Senior Vice President and
                                                        General Counsel



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                                  EXHIBIT INDEX



EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------

  99.1 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, on February 25, 2003 at the Merrill Lynch Advertising, Publishing and Education Conference.

  99.2 Presentation delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, on February 25, 2003 at the Merrill Lynch Advertising, Publishing and Education Conference.